                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000



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Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                         PAYMENT DATE:  09/15/97
COLLECTION PERIOD:  08/31/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                             $2,014,497,955.10
         b.  End of Collection Period                                                   $1,922,729,316.78
         c.  Reduction for Collection Period                                            $   91,768,638.31

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                             $   34,605,420.00
         b.  End of Collection Period                                                   $   35,867,258.34
 LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                   863
         b.  Required Payoff Amounts of Liquidated Contracts                            $    5,288,576.84
         c.  Total Reserve for Liquidation Expenses                                     $            0.00
         d.  Total Liquidation Proceeds Received(1)                                     $      531,556.39
         e.  Liquidation Proceeds Allocated to Owner Trust                              $      519,816.54
         f.  Liquidation Proceeds Allocated to Depositor                                $       11,739.85
         g.  Current Realized Losses                                                    $    4,768,760.30

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                          1,131
         b.  Required Payoff Amounts of Prepaid Contracts                               $    8,444,793.46

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                     1
         b.  Required Payoff Amounts of Purchased Contracts                             $       22,178.35


    (1) Net of any addition to reserve for liquidation expenses.


    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                    -------------------     --------------     ----------------------        ----------------
                                                                                             % OF AGGREGATE
                       NUMBER OF                 % OF              AGGREGATE REQUIRED        REQUIRED PAYOFF
                      CONTRACTS               CONTRACTS              PAYOFF AMOUNTS               AMOUNTS
                    -------------------     --------------     ----------------------        ----------------
a.  Current             190,994                93.58%             1,844,382,208.75               94.17%

b.  31-60 days            7,307                 3.58%                70,201,293.68                3.58%

c.  61-90 days            2,629                 1.29%                18,562,129.08                0.95%

d.  91-120 days           1,347                 0.66%                 9,726,212.72                0.50%

e.  120+ days             1,816                 0.89%                15,724,730.89                0.80%

f.  Total               204,093               100.00%             $1,958,596,575.12             100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                           PAYMENT DATE:  09/15/97
COLLECTION PERIOD: 08/31/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

---------------------------------------------------------------------------------------------------------------------
                        % of                    % of                   % of                          % of
                   Aggregate Required     Aggregate Required      Aggregate Required           Aggregate Required
                     Payoff Amounts         Payoff Amounts          Payoff Amounts               Payoff Amounts
 Collection           31-60 Days             61-90 Days               91-120 Days                  120+ Days
  Periods              Past Due               Past Due                  Past Due                   Past Due
---------------------------------------------------------------------------------------------------------------------
08/31/97                3.58%                   0.95%                      0.50%                     0.80%
07/31/97                3.11%                   0.90%                      0.53%                     0.78%
06/30/97                3.53%                   0.90%                      0.57%                     0.69%
05/31/97                3.06%                   0.99%                      0.58%                     0.63%
04/30/97                2.99%                   1.08%                      0.47%                     0.64%
03/31/97                3.73%                   0.96%                      0.46%                     0.61%
02/28/97                3.70%                   0.97%                      0.55%                     0.55%
01/31/97                3.27%                   0.97%                      0.49%                     0.40%
12/31/96                4.10%                   0.96%                      0.39%                     0.20%
11/30/96                3.49%                   0.83%                      0.34%                     0.00%
10/31/96                2.90%                   0.64%                      0.01%                     0.01%


 8.     HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                        ---------------     ---------------    ---------------      ----------------
                                                             3 COLLECTION      6 COLLECTION
                                           COLLECTION          PERIODS            PERIODS              CUMULATIVE
                                             PERIOD             ENDING            ENDING                 SINCE
                                            August-97          August-97         August-97            CUT-OFF DATE
                                        ---------------     ---------------    ---------------      ----------------
a.  Number of Liquidated Contacts             843               2,305               4,987                6,613

b.  Number of Liquidated                    0.300%              0.821%                1.777%               2.356%
    Contracts as a Percentage
    of Initial Contracts

c.  Required Payoff Amounts of          $ 5,288,576.84     $ 13,307,564.29       $ 31,769,811.64      $ 40,105,807.04
    Liquidated Contracts

d.  Liquidation Proceeds Allocated      $   519,816.54     $  1,966,667.31       $  3,786,292.04      $  3,924,695.06
    to Owner Trust

e.  Aggregate Current Realized          $ 4,768,760.30     $ 11,340,896.98       $ 27,983,519.60      $ 36,181,111.98
    Losses

f.  Aggregate Current Realized              0.150%               0.356%               0.879%                 1.136%
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance



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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                        PAYMENT DATE:  09/15/97
COLLECTION PERIOD: 08/31/97

II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION


----------------------    ---------  ------------------------   -------------------   ---------------------    ------------------
                                         Principal Balance        Class Factor  as      Principal Balance        Class Factor as
                            Coupon   as of September 15, 1997  of September 15, 1997     as of  Aug 15, 1997      of  Aug 15, 1997
 Class                       Rate          Payment Date            Payment Date           Payment Date            Payment Date
----------------------    ---------  ------------------------   -------------------   ---------------------    ------------------
a.   Class A-1 Notes        5.60%        $          0.00           0.0000000              $ 15,004,943.04            0.01334

b.   Class A-2 Notes        5.95%        $621,579,799.46           1.89435942             $695,000,000.00          1.0000000

c.   Class A-3 Notes        6.11%        $659,000,000.00           1.00000000             $659,000,000.00          1.0000000

d.   Class A-4 Notes        6.28%        $400,220,000.00           1.00000000             $400,220,000.00          1.0000000

e.   Class B Notes          6.57%        $178,500,000.00           1.00000000             $178,500,000.00          1.0000000

f.   Equity Certificates    6.75%        $ 99,296,775.66           0.77874126             $101,378,432.06            0.79507

g.   Total                  N.A.         $1,958,596,575.12         0.61489971             $2,049,103,375.10          0.64331


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,958,596,575.12 and the CCA balance is $200,882,921.88.



    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                    $2,049,103,375.10

        b.  Contract Pool Principal Balance (End of Collection Period)                    $1,922,729,316.78

        c.  Monthly Principal Amount                                                      $  126,374,058.32


    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                   $   90,119,490.21

        b.  Liquidation Proceeds Allocated to Owner Trust                                 $      519,816.54

        c.  Required Payoff Amounts of Prepaid Contracts                                  $    8,444,793.46

        d.  Required Payoff Amounts of Purchased Contracts                                $       22,178,35

        e.  Proceeds of Clean-up Call                                                     $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution Account       $      316,972.53

        g.  Extension Fees Allocated to Owner Trust                                       $       24,813.24

        h.  Total Gross Collections (sum of (a) through (g))                              $   99,448,064.33

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                       $   99,448,064.33

        b.  Withdrawal from Cash Collateral Account                                       $    3,670,669.93

        c.  Total Available Funds                                                         $  103,118,734.26


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                           PAYMENT DATE:  09/15/97
COLLECTION PERIOD: 08/31/97

5.   APPLICATION OF AVAILABLE FUNDS


    --------------------------------- -------------------------------- --------------------------------
                  ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
    --------------------------------- -------------------------------- --------------------------------

     a.   Total Available Funds                                           $ 103,118,734.26

     b.   Servicing Fee                         $2,098,435.37               101,020,298.89

     c.   Interest on Notes:

          i)   Class A-1 Notes                      70,023.07               100,950,275.83

          ii)  Class A-2 Notes                   3,446,041.67                97,504,234.16

          iii) Class A-3 Notes                   3,355,408.33                94,148,825.83

          iv)  Class A-4 Notes                   2,094,484.67                92,054,341.16

          v)   Class B Notes                       977,287.50                91,077,053.66

     d.   Interest on Equity                       570,253.68                90,506,799.98
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                  15,004,943.04                75,501,856.94

          ii)  Class A-2 Notes                  73,420,200.54                 2,081,656.40

          iii) Class A-3 Notes                           0.00                 2,081,656.40

          iv)   Class A-4 Notes                          0.00                 2,081,656.40

          v)   Class B Notes                             0.00                 2,081,656.40

          vi)  Equity Certificates               2,081,656.40                         0.00

     f.   Deposit to Cash                                0.00                         0.00
          Collateral Account
     g.   Amount to be applied in                        0.00                         0.00
          accordance with CCA
          Loan Agreement

     h.   Balance, if any, to Equity                     0.00                         0.00
          Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                           PAYMENT DATE:  09/15/97
COLLECTION PERIOD: 08/31/97

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


     ---------------------------------------------------     ---------------------------
                                                                   September 1997
                            ITEM                                    PAYMENT DATE
     ---------------------------------------------------      ---------------------------
     a. Available Cash Collateral Amount (Beginning)                 $ 204,553,591.81

     b. Deposits to Cash Collateral Account                                      0.00

     c. Withdrawals from Cash Collateral Account                     $   3,670,669.93

     d. Releases of Cash Collateral Account Surplus                              0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                       $ 200,882,921.88
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                             $ 207,040,000.00

     g. Cash Collateral Account Shortfall                            $   6,157,078.12
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                            $    207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                             0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                       0.00

        3) Total                                                                 0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                       $     63,704,600

     d. Requisite Cash Collateral Amount                             $    207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                  0.00

         b. Principal Deficiency Amount                              $   3,670,669.93

         c. Principal Payable at Stated Maturity Date of                         0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                $   3,670,669.93

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                           PAYMENT DATE:  09/15/97
COLLECTION PERIOD: 08/31/97

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------        ---------------   -------------     ---------------   -------------    ---------------- --------------
   Distribution              Class A-1        Class A-2          Class A-3         Class A-4          Class B           Equity
     Amounts                   Notes            Notes               Notes             Notes            Notes          Certificates
-------------------        ---------------   -------------     ---------------   -------------    ---------------- --------------
1. Interest Due              $ 70,023.07       $3,446,041.67    $3,355,408.33     $2,094,484.67     $977,287.50      $570,253.68

2. Interest Paid             $ 70,023.07       $3,446,041.67    $3,355,408.33     $2,094,484.67     $977,287.50      $570,253.68

3. Interest Shortfall              $0.00               $0.00            $0.00             $0.00           $0.00            $0.00
    ((1) minus (2))

4. Principal Paid         $15,004,943.04      $73,420,200.54            $0.00             $0.00           $0.00    $2,081,656.40

5. Total Distribution     $15,074,966.10      $76,866,242.21    $3,355,408.33     $2,094,484.67     $977,287.50    $2,651,910.08
    Amount
  ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                           PAYMENT DATE:  09/15/97
COLLECTION PERIOD: 08/31/97

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


----------------------------------                    -----------------   ---------------
                                                         AS OF END          AS OF END
                                                         OF Aug 97          OF JULY 97
                                                        COLLECTION          COLLECTION
ITEM                                                       PERIOD             PERIOD
----------------------------------                    -----------------   ----------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                     280,634

    b. Cut-Off Date Contract Pool Principal             $3,185,229,329
       Balance

    c. Original Weighted Average Remaining              38.6 months
        Term

    d. Weighted Average Original Term                   56.1 months


2.  CURRENT CONTRACT CHARACTERISTICS

Number of Contracts                                     204,093                211,272

    b. Average Contract                                 $9,420.85              $9,535.09
       Principal Balance

    c. Weighted Average Remaining Term                  32.0 months            32.6 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 09/08/97                           PAYMENT DATE: 09/15/97
COLLECTION PERIOD: 08/31/97

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                          Since Issue
Period                       CPR
---------------------    -------------
    0        Oct-96

    1        Nov-96         10.866%

    2        Dec-96          7.964%

    3        Jan-97          8.606%

    4        Feb-97          8.254%

    5        Mar-97          7.615%

    6        April-97        7.211%

    7        May-97          8.268%

    8        June-97         7.752%

    9        Jul-97          7.784%

   10        Aug-97          7.781%

   11        Sep-97          7.506%


                              Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on September 15, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


Glenn A. Votek
------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AT&T CAPITAL CORPORATION


                                              Glenn A. Votek
                                              ------------------------------
                                              By: Glenn A. Votek

                                              Vice President and Treasurer

September 15, 1997